                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A1


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 28, 2005
                               (February 2, 2005)

                             PARKER DRILLING COMPANY
             (Exact name of registrant as specified in its charter)



        Delaware                     1-7573                    73-0618660
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)



                         1401 Enclave Parkway, Suite 600
                              Houston, Texas 77077
          (Address of principal executive offices, including zip code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement.


         On February 2, 2005, the Registrant's Compensation Committee, pursuant to authorization from the Board of Directors, approved the annual base salaries (effective as of such date) of the Registrant's named executive officers after performing its review and analysis of the Chief Executive Officer's performance, receiving input from the Chief Executive Officer regarding the performance of the other named executive officers and receiving a report from an independent compensation consultant that included a comparison of the compensation paid to executive officers of the Registrant's peer group. The following table sets forth the annual base salary levels of the named executive officers for the years 2004 and 2005:

NAME AND POSITION                                        YEAR                  BASE SALARY

Robert L. Parker, Jr.                                    2005                  $550,000
     President & Chief                                   2004                  $522,500
     Executive Officer

Robert L. Parker                                         2005                  $474,000
     Chairman of the Board                               2004                  $474,000
     of Directors

James W. Whalen                                          2005                  $282,000
     Senior Vice President                               2004                  $270,000
     & Chief Financial Officer

Denis Graham                                             2005                  $235,000
     Vice President                                      2004                  $225,000
     Of Engineering

Ronald C. Potter                                         2005                  $218,000
     Vice President & General Counsel                    2004                  $201,231


         The cash compensation to be paid to the new director appointed by the Board of Directors on February 2, 2005 is specified in Item 5.02 of the Form 8-K filed on February 8, 2005.


         The Registrant intends to provide additional information regarding the compensation awarded to the Named Executive Officers in respect of the year ended December 31, 2004, in the Registrant's proxy statement for the 2005 annual meeting of stockholders, which is expected to


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be filed with the Securities and Exchange Commission in March 2005.


                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARKER DRILLING COMPANY


Dated: February 28, 2005                   By: /s/ JAMES W. WHALEN
                                               -------------------------
                                               James W. Whalen
                                               Senior Vice President & CFO





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